September 23, 2002

                               DIAMOND HILL FUNDS

                             DIAMOND HILL FOCUS FUND
                           DIAMOND HILL SMALL CAP FUND
                           DIAMOND HILL LARGE CAP FUND
                       DIAMOND HILL BANK & FINANCIAL FUND

                  SUPPLEMENT TO PROSPECTUS DATED APRIL 30, 2002

     Effective September 23, 2002, the Diamond Hill Large Cap Fund will use the Russell 1000 Index as the benchmark for the Fund. The Adviser believes that the Russell 1000 Index more accurately reflects the composition of the Large Cap Fund than the S&P 500 Index.


OPERATION OF THE FUNDS

Page 25:

Delete reference to Roderick H. Dillon and Christopher Bingamon as co-portfolio managers of the Diamond Hill Large Cap Fund in the fifth full paragraph, and replace with the following:

Charles S. "Chuck" Bath, CFA, has served since September 23, 2002, as the portfolio manager primarily responsible for the day-to-day management of the Diamond Hill Large Cap Fund portfolio.

Page 26:

Insert the following information regarding Mr. Bath as the first full paragraph at the top of page 26:

Mr. Bath has a Bachelor of Science degree in Accounting from Miami University and a Master's of Business Administration from The Ohio State University. Mr. Bath is the Managing Director - Equities for Diamond Hill Investment Group, Inc. Mr. Bath was a senior portfolio manager for Gartmore Global Investments, a global investment firm affiliated with Nationwide Insurance, from 1985 to September 2002, where he managed the Gartmore Total Return Fund. At the time of his departure from Gartmore, Mr. Bath was also managing three other funds; the four Gartmore funds he managed had combined total net assets of approximately $3.3 billion. Mr. Bath was first employed by Nationwide Insurance as an investment professional in 1982.